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                                                                   EXHIBIT 10.49

                           Nexell Therapeutics Inc.

                         Registration Rights Agreement

         This Registration Rights Agreement, dated as of November 24, 1999 (this "Agreement"), between Nexell Therapeutics Inc. a Delaware corporation (the "Company"), and the Persons executing a counterpart of this Agreement listed as Investors on the signature pages of this Agreement.

                                   Recitals

         Whereas, pursuant to that certain Securities Agreement (the "Securities Agreement") dated as of November 24, 1999, the Investors are, concurrently with the execution and delivery of this Agreement, purchasing from the Company (a) in the aggregate, 63,000 shares of the Company's Series B Cumulative Convertible Preferred Stock, $.001 par value (the "Series B Preferred Stock"), which Series B Preferred Stock is convertible into shares of Common Stock of the Company, all as provided in the Certificate of Designation creating such Series B Preferred Stock, (b) certain Class A Warrants (the "Class A Warrants") granting the Investors the right to purchase that number of shares of Common Stock of the Company at an initial exercise price of $0.01 per share, all as set forth in the Class A Warrants issued to the Investors, and (c) certain Class B Warrants (the "Class B Warrants") granting the Investors the right to purchase that number of shares of Common Stock of the Company at an initial exercise price of $3.00 per share, all as set forth in the Class A Warrants issued to the Investors; and

         Whereas, the Investors have required as an absolute condition precedent to the purchase of the Series B Preferred Stock, the Class A Warrants and the Class B Warrants from the Company that the Company enter into this Agreement and the Company desires that the Investors make such purchases and, accordingly, agrees to enter into this Agreement and to grant the registration rights set forth herein;

         Now Therefore, in consideration of the mutual covenants set forth in this Agreement, and for other good and valuable consideration, the Company and the Investors agree as follows:

Section 1.           Definitions.

         As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" means any entity controlling, controlled by or under common control with a designated Person. For the purposes of this definition, "control" shall have the meaning specified as of the date of this Agreement for that word in Rule 405 promulgated by the Commission under the Securities Act.

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         "Board" means the Board of Directors of the Company.

         "Class A Warrants" is defined in the Recitals to this Agreement.

         "Class B Warrants" is defined in the Recitals to this Agreement.

         "Closing Date" means the date of this Agreement.

         "Commission" means the Securities and Exchange Commission, and any successor thereto.

         "Common Stock" means (a) the Company's Common Stock, $0.001 par value, authorized on the Closing Date, and (b) any other class or series of capital stock of the Company now or hereafter authorized the right of which to share in distributions either of earnings or assets of the Company is without limit as to any amount or percentage as and to the extent no amounts payable on or in respect of such Common Stock and no rights arising in connection therewith have preference over any other Common Stock upon dissolution, liquidation or winding up of the Company.

         "Holder" or "Holders" means, individually or collectively, as appropriate (a) the Investors and (b) any subsequent legal or beneficial owner of Registrable Securities which has become a party to this Agreement in accordance with the terms hereof.

         "Investors" means John Hancock Mutual Life Insurance Company, John Hancock Variable Life Insurance Company, Investors Partner Life Insurance Company, Metropolitan Life Insurance Company, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors and The Lincoln National Life Insurance Company, as the original purchasers of the Series B Preferred Stock, the Class A Warrants and the Class B Warrants.

         "Investors' Preferred Stock" means shares of Series B Preferred Stock acquired by the Investors pursuant to the Securities Agreement.

         "Investors' Warrants" means, collectively, the Class A Warrants and the Class B Warrants purchased by the Investors pursuant to the Securities Agreement.

         "Person" means an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, or other similar entity.

         "Registrable Securities" means (a) Investors' Preferred Stock; (b) Investors' Warrants; (c) Shares; (d) any securities of the Company which were issued as, or were issued directly or indirectly upon the conversion of other securities issued as, a dividend or other distribution with respect to, or in replacement of, the Investors' Preferred Stock, Investors' Warrants or Shares; and (e) any securities then issuable directly or indirectly upon the conversion or exercise of other securities issued as a dividend or other

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distribution with respect to, or in replacement of, the Investors' Preferred
Stock, Investors' Warrants or Shares; provided, however, that outstanding Registrable Securities shall cease to be Registrable Securities at such time as
(x) such Registrable Securities have been effectively registered under the Securities Act and sold by the Holder thereof in accordance with such registration, (y) such Registrable Securities have been sold to the public pursuant to Rule 144, or (z) with respect to any single Holder, such Holder (taken together with each of its Affiliates) holds in the aggregate less than 1% of the outstanding Common Stock of the Company (after giving effect to the conversion of Investors' Preferred Stock and the exercise of Investors' Warrants held by such Holder and its Affiliates) and such Holder is entitled to sell all of its Registrable Securities in any 90 day period pursuant to Rule 144.

         "Required Holders" shall mean, at the time of any determination, the Holders of (a) 66-2/3% of the Investors' Preferred Stock (determined by the number of shares of Common Stock represented by each such share of Investors' Preferred Stock, as if converted), (b) 66-2/3% of the Class A Investors' Warrants (determined by the number of shares of Common Stock represented by each such Investors' Warrant, as if exercised) and (c) 66-2/3% of the Class B Investors' Warrants (determined by the number of shares of Common Stock represented by each such Class B Investors' Warrant, as if exercised).

         "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any successor rule thereto.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Agreement" is defined in the Recitals to this Agreement.

         "Series B Preferred Stock" is defined in the Recitals to this Agreement.

         "Shares" means all shares of Common Stock into which the Investors' Preferred Stock is convertible and for which the Investors' Warrants are exercisable, together with any additional shares of Common Stock issued with respect to such shares pursuant to any stock adjustment by the Company.

Section 2.           Restrictions on Transferability of Registrable Securities;
                     Compliance with Securities Act.

         Section 2.1. (a) Demand Registration. At any time on and after November 24, 2002, the Required Holders may make one request of the Company to effect the registration (the "Demand Registration") or qualification under applicable federal or state securities laws of such Holders' Registrable Securities. The Company shall promptly (but no more than 10 days later) give written notice to all remaining Holders of Registrable Securities of receipt of such notice, and, subject to the last paragraph of this Section 2.1(a) and to the conditions of
Section 3 hereof, as expeditiously as possible, effect such registration or qualification of all Registrable Securities of Holders with respect to which the Company has received written requests for inclusion therein. All

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requests made pursuant to this Section 2.1(a) will be delivered to the Company in writing within 30 days after receipt of the Company's written notice of the requested Demand Registration and will specify the aggregate number of Registrable Securities requested to be registered.

         If the managing underwriter engaged by the Company in connection with an underwritten Demand Registration determines in good faith and for valid business reasons that registration of all Registrable Securities requested to be included in such registration would have a material adverse effect on the marketability or the price of such offering, such managing underwriter shall give prompt written notice of such determination to such requesting Holder or Holders, setting forth in reasonable detail the reasons for such determination. In such event, the Company, upon written notice to the Holders of such Registrable Securities, shall have the right to limit the number of Registrable Securities to be registered to the largest number which would not result in such adverse effect on marketability or the price of such offering. Securities shall be included in such registration in the following priority: (i) first, securities to be issued and sold by the Company and Registrable Securities, pro rata in accordance with the number of securities the Company and each Holder have requested to be included in such registration, and (ii) second, any securities of the Company requested to be included by Persons other than the Company or Holders, pro rata in accordance with the number of securities each such other holder has requested to be included in such registration; provided that if the number of shares which the Holders of Registrable Securities request to be included in such offering are reduced pursuant to this Section 2.1(a), then such registration shall not constitute the Demand Registration which the Holders are entitled to initiate, and the Holders may, thereafter, request a Demand Registration of Registrable Securities pursuant to this Section 2.1(a). Reductions of Registrable Securities made pursuant to this Section 2.1 and pursuant to Section 2.2 shall be applied pro rata based on the number of Registrable Securities requested to be included by each Holder.

         (b) Registration Procedures. In connection with the Company's obligations with respect to the Demand Registration pursuant to Section 2.1(a) hereof, the Company shall use its best efforts to effect or cause the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the Holders thereof in accordance with the intended method of distribution thereof, and pursuant thereto, the Company shall:

                   (i) prepare and file with the Commission, within 45 days of a request made pursuant to Section 2.1(a) hereof, a registration statement or registration statements with respect to the Demand Registration on any form which may be utilized by the Company and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, and use its best efforts to cause such registration statement or registration statements to become effective as soon as practicable;

                  (ii) prepare and file with the Commission such amendments and supplements to a registration statement or statements hereunder and the

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         prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement for the applicable period specified in Section 3(b) hereof, and comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities to be included in such registration statement during such applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the registration statement;

                 (iii) provide the Holders of the Registrable Securities to be included in a registration statement hereunder and the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the securities being sold and counsel for such underwriters and not more than one counsel for such Holders the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto; and make available for inspection by such persons such financial and other information, books and records of the Company, and cause the officers, directors and employees of the Company, and counsel and independent certified public accountants for the Company, to respond to such inquiries, as shall be reasonably necessary, in the opinion of the respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act;

                  (iv) promptly notify the selling Holders of Registrable Securities to be included in a registration statement hereunder and the managing underwriters, if any, of the securities being sold and (if requested by any such person) confirm such advice in writing, (1) when such registration statement, the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to such registration statement or the prospectus or for additional or supplemental information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph (xi) below cease to be true and correct in all material respects, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose, or (6) at any time when a prospectus is required to be delivered under the Securities Act, of the happening of any event as a result of which such registration statement, prospectus, any prospectus supplement, or any document incorporated by reference in any of the foregoing contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

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                   (v) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement hereunder or any post-effective amendment thereto at the earliest practicable date;

                  (vi) if requested by the managing underwriter or underwriters or the Holders of at least a majority in aggregate number of the Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters or such Holders of at least a majority in aggregate number of the Registrable Securities being sold specify should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the aggregate number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold in such offering, except to the extent that the Company is advised in a written opinion of outside counsel that the inclusion of such information is reasonably likely to violate the federal securities laws; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                 (vii) furnish to each Holder of Registrable Securities to be included in a registration statement hereunder and each underwriter, if any, of the securities being sold such number of copies of such registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement and such other documents as such Holder and underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder; the Company consents to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters in connection with the offering and sale of the Registrable Securities covered by the prospectus or any supplement or amendment thereto;

                (viii) use its best efforts to (1) register or qualify the Registrable Securities to be included in a registration statement hereunder under such other securities laws or blue sky laws of such jurisdictions as any Holder of such Registrable Securities and each underwriter, if any, of the securities being sold shall reasonably request, (2) keep such registrations or qualifications in effect for so long as the registration statement remains in effect, as specified in
         Section 3(b) hereof, and (3) take any and all such actions as may be reasonably necessary or advisable to enable such Holder and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required for any such purpose to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the

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         requirements of this paragraph (viii) or (B) consent to general service of process in any such jurisdiction;

                  (ix) use its best efforts to cause all of the Registrable Securities that are to be included in a registration statement hereunder to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

                   (x) cooperate with the Holders of the Registrable Securities to be included in a registration statement hereunder and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least 2 business days prior to any sale of the Registrable Securities;

                  (xi) enter into such customary agreements (including an underwriting agreement) and take such other actions in connection therewith as the Holders of at least a majority in aggregate number of the Registrable Securities to be included in a registration statement hereunder shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the disposition is an underwritten offering, (1) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made in an underwritten offering; (2) obtain an opinion of counsel to the Company in customary form and covering such matters of the type customarily covered by such opinion as the Holders of at least a majority in aggregate number of the Registrable Securities to be included in such registration statement and the underwriters, if any, may reasonably request, addressed to each selling Holder and the underwriters, if any, and dated the effective date of such registration statement and dated the effective date of a post-effective amendment to the registration statement, if such is filed (or, if such registration statement covers an underwritten offering, dated the date of the closing as specified in the underwriting agreement); (3) use its best efforts to obtain a "cold comfort" letter from the independent certified public accountants of the Company addressed to the selling Holders of Registrable Securities and to the underwriters, if any, dated the effective date of such registration statement and dated the effective date of a post-effective amendment to the registration statement, if such is filed (and, if such registration statement covers an underwritten offering, dated the date of the closing as specified in the underwriting agreement), such letter to be in customary form and covering such matters of the type customarily covered by such letter; and (4) deliver such documents and certificates as may be reasonably requested by the Holders of at least a majority in aggregate number of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with clause (1) above

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         and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

                 (xii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering a period of at least twelve months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission thereunder; and

                (xiii) use its best efforts to cause all Shares to be listed, subject to notice, on the Nasdaq National Market or a national securities exchange.

         Upon the occurrence of any event contemplated by paragraph (iv) above, the Company shall, as soon as reasonably practicable, prepare and furnish to each Holder whose Registrable Securities are included in such registration statement and underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (iv) hereof, such Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the applicable registration statement until such Holder receives copies of such amended or supplemented registration statement or prospectus, and if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

         The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act. Each Holder of Registrable Securities as to which any registration is being effected agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the happening of any event in either case as a result of which any prospectus relating to such registration contains an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omits to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and to furnish promptly to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or its intended method of distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material

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fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         Section 2.2. Incidental Registration. The Company agrees that at any time it proposes to register any of its securities under the Securities Act for its own account or the account of any other Person (otherwise than pursuant to Section 2.1(a) hereof or in connection with registration statements pursuant to which shares of the Company's Common Stock are registered following anti-dilution adjustments to the Company's publicly traded warrants) on Form S-l or any other form of registration statement (other than Form S-4 or Form S-8 or any successor forms) then available for the registration under the Securities Act of securities of the Company, it will give at least 30 days' advance written notice to all Holders of Registrable Securities of its intention to do so and upon the written request of the Holder of any such Registrable Securities, given within 15 days after receipt of any such notice from the Company, the Company will in each instance, subject to the next paragraph of this Section 2.2, use its best efforts to cause all such Registrable Securities held by any such requesting Holder of Registrable Securities to be registered under the Securities Act and registered or qualified under any state securities laws, all to the extent necessary to permit the sale or other disposition thereof in the manner stated in such request by the prospective seller of the Registrable Securities so registered. Any Holder requesting registration of its Registrable Securities shall in its request describe briefly the manner of any proposed transfer of its Registrable Securities. Nothing in this Section 2.2 shall be deemed to require the Company to proceed with any registration of its securities after giving the notice herein provided. Registration pursuant to this Section
2.2 shall be in accordance with, and subject to the provisions of, the "Registration Procedures" set forth in Section 2.1(b) hereof.

         If the managing underwriter engaged by the Company in connection with an underwritten public offering of the Company's securities proposed for registration under the Securities Act determines in good faith and for valid business reasons that registration of all Registrable Securities requested to be included in such registration would have a material adverse effect on the marketability or the price of such offering, such managing underwriter shall give prompt written notice of such determination setting forth in reasonable detail the reasons for such determination. In such event, the Company, upon written notice to the Holders of such Registrable Securities, shall have the right to limit the number of Registrable Securities to be registered to the largest number which would not result in such adverse effect on marketability or the price of such offering. Securities shall be included in such registration in the following priority: (i) first, securities to be included by Persons other than the Company exercising demand registration rights, if any, (ii) second, securities to be included by the Company and Registrable Securities pro rata on the basis of the number of securities the Company and each Holder have requested to be included in such registration; and (iii) third, any securities of the Company requested to be included by Persons other than Persons exercising demand rights, the Company or Holders, pro rata in accordance with the number of such securities each such holder has requested to be included in such registration. Notwithstanding the foregoing, in no event shall a limitation result in the registration of a number of Registrable Securities requested to be included in such registration that comprise less than 20% of the

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total number of securities included in such registration (or such lesser percentage as shall constitute 100% of the total number of Registrable Securities requested to be included in such registration), other than a limitation resulting from the priority of a Person exercising demand registration rights as provided in clause (i).

         Section 2.3. Expenses; Reliance. The Company will pay all expenses, including, without limitation, registration fees, qualification fees, blue sky fees, or legal expenses, including the reasonable fees and expenses of one separate legal firm as counsel to the Holders whose Registrable Securities are being registered, printing expenses and the costs of special audits, if any and "cold comfort" letters, expenses of underwriters (excluding reasonable discounts and commissions, but including the reasonable fees and expenses of any necessary special experts) in connection with the registration or qualification requested by any Holder or Holders of Registrable Securities pursuant to Sections 2.1 or 2.2.

         Section 2.4. Indemnification and Contribution. (a) In connection with any registration or qualification of Registrable Securities under Section 2.1 or
Section 2.2, the Company hereby indemnifies each Holder of the Registrable Securities, and each underwriter thereof, including each Person, if any, who controls each such Holder within the meaning of Section 15 of the Securities Act, against all losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement or prospectus or notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by such Holder or any such underwriter expressly for use therein, provided, that the agreement of the Company to indemnify any underwriter and any person who controls such underwriter contained herein with respect to any such preliminary prospectus shall not inure to the benefit of any underwriter from whom the person asserting any such claim, loss, damage, liability or action purchased the stock which is the subject thereof, if at or prior to the written confirmation of the sale of such stock, a copy of the prospectus (or the prospectus as amended or supplemented) was not sent or delivered to such person, excluding the documents incorporated therein by reference, and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as amended or supplemented); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any offers to sell or sales made by such Holder during any period when a Holder is notified by the Company to discontinue sales pursuant to Section 2.1(b)(iv); and the Company and each officer, director and controlling Person of the Company shall be indemnified by each Holder or by the underwriters, as the case may be, for all such losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement or omission, or alleged omission, based upon information furnished in writing to the

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Company by each such Holder thereof or the underwriters, as the case may be, expressly for any such use.

         (b) Promptly upon receipt by a party indemnified under this Section of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 2.4, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party otherwise than under this
Section 2.4. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, and the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnifying party if representation of such indemnified party by counsel for the indemnifying party would be inappropriate due to actual or potential differing or conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding unless the indemnified party agrees to pay the same. No indemnifying party shall be liable for any settlement entered into without its consent.

         (c) If the indemnification provided for in this Section 2.4 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses to which such indemnified party would be otherwise entitled under Section 2.4(a), then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall any Holder be required to contribute an amount greater than the dollar amount of the proceeds received by such Person with respect to the sale of any Registrable Securities.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.4(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The contribution provided for in this Section 2.4(c) shall survive, with respect to a Holder of Registrable Securities, the transfer of Registrable Securities by such Holder and shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party. The indemnification provided for in this
Section 2.4, with respect to a Holder of Registrable Securities, shall survive the transfer of Registrable Securities by the Holders and any registration of Registrable Securities.

         Section 2.5. Additional Registration Rights. The Company agrees that, if at any time on or after the Closing Date the Company grants to any Person the right to request the Company to effect the registration or qualification or filing for exemption under applicable federal or state securities laws of any securities of the Company, whether pursuant to any subsequent agreement or understanding reached on or after the Closing Date or pursuant to any amendment or supplement to any agreement existing on or prior to the Closing Date or otherwise, each such agreement, understanding, amendment or supplement providing for such rights (a) shall permit the holders of Registrable Securities to participate in any such registration requested by the holders of such rights (subordinate to the rights of the holders requesting such registration to participate therein, but pro rata with the Company and all other holders of shares of Common Stock of the Company to be included in any such underwritten registration) if in the opinion of the managing underwriter of any such underwritten registration such shares may be included in such registration without having a material adverse effect on the marketability or the price of any shares of Common Stock of the Company proposed to be offered by the holder or holders of such rights in such underwritten registration and (b) may permit the holders of such rights to participate in any registration requested pursuant to Section 2.1(a) so long as (i) such right to participate is expressly subordinate to the rights of the Holders of the Registrable Securities to participate therein and (ii) if in the opinion of the managing underwriter of any such registration such shares may be included in such registration without having a material adverse effect on the marketability or the price of any shares of Common Stock of the Company proposed to be offered by the Holder or Holders of Registrable Securities.

         Section 2.6. Restrictive Legends. Each certificate representing Registrable Securities and each certificate issued in exchange therefor shall bear on the face thereof a legend substantially as follows:

                  "The securities evidenced by this certificate have not been registered or qualified under the Securities Act of 1933, as amended, or any state securities laws, and may not be sold or transferred unless registered or qualified pursuant to such Act and applicable state securities laws or an exemption from registration under such Act or such applicable state securities laws is available."

         In the event that a registration statement covering Registrable Securities shall become effective under the Securities Act and under any applicable state securities laws or in the event that the Company shall receive an opinion of counsel to a Holder of Registrable Securities (which may be internal counsel to such Holder) that, in the opinion of such counsel, such legend is not, or is no longer, necessary or required (including, without limitation, because of the availability of the exemptions afforded by Rule 144 or Rule 144A of the General Rules and Regulations of the Commission), the Company shall, or shall instruct its transfer agents and registrars to, remove such legend from the certificates evidencing such securities or issue new certificates without such legend in lieu thereof. The Company agrees to bear all expenses in connection with the matters covered by this Section 2.6.

         Section 2.7. Miscellaneous. The Company shall comply with all reporting requirements set forth or referred to in Rule 144 promulgated under the Securities Act and will do all such other things as may be necessary to permit the expeditious sale at any time of any Registrable Securities by the Holder thereof in accordance with and to the extent permitted by said Rule 144, as the case may be, or any other similar Rule or Rules promulgated by the Commission from time to time.

Section 3.           Limitations on Registration Rights.

         Notwithstanding any contrary provisions of this Agreement:

                   (a) The Company shall not be required to effect more than one Demand Registration; provided that no registration shall be counted as a Demand Registration under Section 2.1(a) hereof until such time, as any, as the registration statement filed in connection therewith shall be declared effective, provided, further, that no registration shall be counted as a Demand Registration under Section 2.1(a) if, in connection therewith, the underwriter shall reduce the number of shares which the Holders of Registrable Securities requested to be included in such registration.

                   (b) The Company agrees to keep any registration under Section
         2.1 or Section 2.2 effective for a period of not less than (i) in the case of a registration on Form S-1, 90 days and (ii) in the case of a registration on Form S-3, 180 days. The occurrence of any events contemplated in Section 2.1(b)(iv) hereof will result in an extension of the required effective period under this Section 3(b) of one day for each day that a registration statement or prospectus is not accurate and complete, and not appropriately amended or supplemented.

                   (c) The Company may delay the filing of a registration statement relating to a Demand Registration under Section 2.1(a) hereof if (i) the Company has filed, or has taken substantial steps toward filing, a registration statement relating to the sale of any of the Company's securities in an underwritten offering and the managing underwriter of such offering is of the opinion that the filing of a registration statement with respect to a Demand Registration would adversely affect the offering by the Company of its securities, or (ii) the Board of Directors of the Company determines in good faith, by resolution, that the filing of a registration statement, if not so deferred, would adversely affect a then-proposed or pending Company financing, acquisition, merger or other corporate transaction; provided, however, that such delay may not exceed 90 days and such right may not be exercised by the Company more than once in any 12-month period, and, provided, further, that any such delay will result in an extension of the required effective period under Section 3(b) hereof of one day for each day of delay pursuant to this Section 3(c).

Section 4.           Lockup Agreement.

         Each Holder agrees in connection with any registration of any of the Company's securities in a firm commitment underwritten offering that, upon the request of the underwriters managing such offering of the Company's securities, he or it will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than the securities included in the registration) without the prior written consent of such underwriters, for such period of time, not to exceed 120 days, from the effective date of such registration as the Company or the underwriters may specify. In connection with any registration pursuant to Section 2.1 or 2.2 which is a firm commitment underwritten offering, the Company agrees that it will enter into an agreement with the Holders and the underwriters restricting the Company's ability to effect sales of its securities, provided that such agreement is in customary form and for a reasonable period of time from the effective date of such registration.

Section 5.           Designation Of Underwriter.

         In the case of any registration effected pursuant to this Agreement, the managing underwriters shall be selected by the Board and shall be subject to the approval of a majority of the holders of Shares (determined by the number of shares of Common Stock represented by such Shares, as if converted or exercised) included in such registration, which such approval shall not be unreasonably withheld.

Section 6.           Miscellaneous.

         Section 6.1. Amendment. This Agreement may be amended to effect any amendment to or waiver under this Agreement, by a written agreement signed by the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 6.1 shall be binding upon the parties hereto and their successors and assigns.

         Section 6.2. Severability. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

         Section 6.3. Successors and Assigns. The rights granted pursuant to this Agreement may be assigned by a Holder or its transferee in connection with a sale or transfer (other than to the public) permitted by the Securities Agreement. All representations, warranties, covenants and agreements of the parties contained in this Agreement or made in writing in connection herewith, shall, except as otherwise provided herein, be binding upon and inure to the benefit of their respective successors and permitted assigns. Notwithstanding the foregoing, the Company may not assign any of its rights or obligations hereunder without the prior written consent of the Required Holders.

         Section 6.4. Notices. All communications provided for hereunder shall be in writing and, if to a Holder, delivered or mailed prepaid by registered or certified mail or overnight air courier, or by facsimile communication, in each case addressed to the address of such Holder appearing on Schedule I to the Securities Agreement (in the case of Investors) or such other address as such Holder or any subsequent Holder may designate to the Company in writing, and if to the Company, delivered or mailed by registered or certified mail or overnight air courier, or by facsimile communication, addressed to the Company at:

                                     Nexell Therapeutics Inc.
                                     9 Parker
                                     Irvine, California  92618
                                     Attention: President
                                     Telecopy No.:  949-470-6645

or to such other address as the Company may in writing designate to any such Holder; provided, however, that a notice to a Holder by overnight air courier shall only be effective if delivered to said Holder at a street address designated for such purpose in said Schedule I, and a notice to any Holder by facsimile communication shall only be effective if confirmed by transmission of a copy thereof by prepaid overnight air courier. Any notice called for hereunder shall be deemed given when received.

         Section 6.6. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Agreement, including the construction, validity and performance hereof and the obligations arising hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the laws of any other jurisdiction. Any legal action or proceeding with respect to this Agreement or any document related hereto shall be brought in the courts of the State of New York sitting in the County of New York or of the United States of America for the State of New York sitting in the County of New York or the courts of the State of Illinois sitting in the County of Cook or of the United States of America for the State of Illinois sitting in the Northern District of Illinois and, by execution and delivery and/or acceptance of this Agreement, the Company and the Holders each hereby accepts the non-exclusive jurisdiction of the aforesaid courts.

         In addition, the Company hereby irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement or any document related hereto brought in any of the aforesaid courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         The Company and the Holders each hereby irrevocably waives all right to a trial by jury in any suit, action or other proceeding instituted by or against it in respect of its obligations hereunder or the transactions contemplated hereby.

         Section 6.6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same Agreement.

         Section 6.7. Headings. The headings used herein are solely for the convenience of the parties and shall not control or affect the meaning or construction of any provisions hereof.

         Section 6.8. Entire Agreement. This Agreement and the other documents and agreements executed by the parties hereto on this date or referred to herein or therein together constitute the entire agreement and understanding of the parties hereto in respect of the subject matter referred to herein and therein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein or therein.

         In Witness Whereof, the parties hereto have caused this Registration Rights Agreement to be executed on the day first above written.

The Company:                               Nexell Therapeutics Inc.


                                           By /s/
                                              ________________________________



Investors:                                 [Investor]


                                           By /s/
                                              ________________________________



                                           [Investor]


                                           By /s/
                                              ________________________________